================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 11, 2005

                                FIBERSTARS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                   0-24230                  94-3021850
 ----------------------------        ------------         ----------------------
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

                44259 Nobel Drive
               Fremont, California                                 94538
     ----------------------------------------                   ----------
     (Address of principal executive offices)                   (Zip Code)

                                 (510) 490-0719
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

================================================================================

Item 7.01 Regulation FD Disclosure

     On August 11, 2005, the Registrant held a conference call, duly noticed by a press release that provided the website and telephone information for investors to listen to the live call and to access a replay of the call. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          Exhibit No.     Description
          -----------     ------------------------------------------------------
             99.1         Transcript of August 11, 2005 Conference Call,
                          furnished pursuant to Item 7.01.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 23, 2005

                                                FIBERSTARS, INC.

                                                By     /s/ Robert A. Connors
                                                       -------------------------
                                                Name:  Robert A. Connors
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -------------------------------------------------------------------
99.1         Transcript of August 11, 2005 Conference Call, furnished pursuant to Item 7.01.